© Ciena Corporation 2023. All rights reserved. Proprietary information. Ciena Corporation Period ended July 29, 2023 August 31, 2023 Earnings Presentation

2© Ciena Corporation 2023. All rights reserved. Proprietary information. Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project", “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; the impact of supply chain constraints or disruptions; the duration and severity of the COVID-19 pandemic and the impact of countermeasures taken to mitigate its spread on macroeconomic conditions, economic activity, demand for our technology solutions, short- and long-term changes in customer or end user needs, continuity of supply chain, our business operations, liquidity and financial results; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical events, including but not limited to the ongoing conflict between Ukraine and Russia, and public health emergencies; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Annual Report on Form 10-K filed with the SEC on December 16, 2022 and Ciena’s Quarterly Report on Form 10-Q to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10K filed with the Securities and Exchange Commission.

3© Ciena Corporation 2023. All rights reserved. Proprietary information. Table of Contents 1 Overview & recent achievements 2 Market context and Ciena's portfolio 3 Q3 FY 2023 financial performance 4 Appendix

4© Ciena Corporation 2023. All rights reserved. Proprietary information. Overview & recent achievements

5© Ciena Corporation 2023. All rights reserved. Proprietary information. Ciena is an industry-leading global networking systems, services, and software company ….. Leading technology and innovation … with a strong track record of creating shareholder value Diversification and scale of business Leader in Optical markets and disruptor in emerging opportunities Demonstrated track record of financial performance Flexibility with strong balance sheet

6© Ciena Corporation 2023. All rights reserved. Proprietary information. Recent key achievements ▪ Announced WaveLogic™ 6, our next generation of coherent optics and the industry's first to support up to 1.6Tbps single-carrier wavelengths ▪ Delivering industry-leading coherent technology with WaveLogic 5 Extreme (WL5e), the most widely deployed 800G solution, and WaveLogic 5 Nano interoperable performance pluggables ▪ Launched WaveRouter, a purpose-built Coherent Router and industry-first platform architecture optimally designed for the converged metro ▪ Offering a fully integrated per port architecture for Broadband Access Solution encompassing Ciena, Benu, and Tibit products We are driving the pace of innovation We are committed to our people and communities We have a resilient business and financial model ▪ Our large backlog provides visibility as supply chain gradually improves ▪ In FY 2022, we repurchased approximately 8.4 million shares for $500 million as part of our $1 billion stock repurchase program and we committed to completing the program by FYE 2024 ▪ Our balance sheet remains a competitive advantage • Ended the fiscal quarter with approximately $1.3B in cash and investments ▪ Released our 2022 Sustainability Report, detailing our progress and performance across environmental, social, and governance programs ▪ Obtained approval from the Science Based Target Initiative (SBTi) of new greenhouse gas reduction goals to address our direct operations, as well as our innovative technology solutions, which can reduce the environmental impact of networks across the globe ▪ Awarded 20 schools with a Ciena Solutions Challenge Sustainability Award, helping them bring to life their innovative solutions to sustainability challenges affecting their local communities

7© Ciena Corporation 2023. All rights reserved. Proprietary information. Market context and Ciena's portfolio

8© Ciena Corporation 2023. All rights reserved. Proprietary information. Six mega trends and the innovations that will enable them AI, Digital Transformation & Automation Cloud Data Center Mobility & 5G IoT and Connected Objects Virtual & Hybrid Lifestyles

9© Ciena Corporation 2023. All rights reserved. Proprietary information. Technical and professional services that help customers build, operate, and optimize their networks Predictive analytics and machine learning based on both big data and small data Dynamic pool of virtual and physical network resources; instrumented, open, scalable, and secure Federated inventory, open domain control, and multi-layer orchestration Our vision for a new network end-state How it works

Our market leadership

OMDIA

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SLTE WDM
- ACCESS SWITCHING

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI
- ACCESS SWITCHING

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING

Optical Networking Report, 1Q23
Service Provider Switching & Routing Report, 1Q23

Cignal AI

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- SLTE WDM
- PACKET ACCESS

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- PACKET ACCESS

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL FOR SERVICE PROVIDER
- OPTICAL FOR ENTERPRISE & GOVERNMENT

Transport Hardware and Markets Report, 2Q23
Transport Applications Report, 1Q23

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR INTERNET CONTENT PROVIDER CUSTOMERS
- OPTICAL FOR CABLE MSO CUSTOMERS

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- DATA CENTER INTERCONNECT
- OPTICAL PACKET

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL PACKET

Optical Transport Report, 2Q23

© Ciena Corporation 2023. All rights reserved. Proprietary information.

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11© Ciena Corporation 2023. All rights reserved. Proprietary information. Q3 FY 2023 results

Q3 FY 2023 key highlights

Achieving balanced growth

- Non-telco represented a record high 46% of total revenue in fiscal Q3 2023
  - Direct Cloud Provider revenue increased 52% YoY
- Routing and Switching revenue increased 27% YoY in fiscal Q3 2023, reflecting strong contribution across the routing portfolio
- APAC revenue increased 31% YoY and EMEA revenue increased 23% YoY

Driving the pace of innovation

- GAAP R&D investment was 18% of total revenue in fiscal Q3 2023
- Record quarter in revenue and shipments of 6500 RLS driven by cloud and content provider network expansion
- Expanding customer base for leading WaveLogic 5 Extreme 800G technology with 18 new WL5e customers added in quarter
- Received first order for WaveLogic 6
- Secured our first WaveRouter customer
- Continued to see increased customer traction adding 30+ new customers to the Routing and Switching portfolio, including new fiber broadband access customers and coherent metro routing customers

Prioritizing long term shareholder value

- Total shareholder return five-year CAGR of 10%[1]
- Under our authorized $1 billion stock repurchase program, we repurchased $61M of shares in fiscal Q3 2023 and are targeting the repurchase of a total of $250M in shares in FY2023

[1] Based on closing share price between 8/15//2018 to 8/15/2023

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13© Ciena Corporation 2023. All rights reserved. Proprietary information. Q3 FY 2023 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. Q3 FY 2023 Q3 FY 2022 Revenue $1,067.9M $868.0M Adjusted Gross Margin* 42.7% 40.0% Adjusted Operating Expense* $327.9M $273.1M Adjusted Operating Margin* 12.0% 8.5% Adjusted EBITDA* $151.3M $96.0M Adjusted EPS* $0.59 $0.33

14© Ciena Corporation 2023. All rights reserved. Proprietary information. Q3 FY 2023 comparative operating metrics Q3 FY 2023 Q3 FY 2022 Cash and investments $1.28B $1.26B Cash from (used in) operations $9M $(205)M DSO 96.0 100.0 Inventory Turns 1.7 2.1 Gross Leverage 2.54x 2.07x Net Cash (Debt) $(344)M $122M

15© Ciena Corporation 2023. All rights reserved. Proprietary information. Revenue by segment (Amounts in millions) Q3 FY 2023 Q3 FY 2022 Revenue %** Revenue %** Networking Platforms Converged Packet Optical $719.0 67.3 $563.9 65.0 Routing and Switching 127.6 11.9 100.7 11.6 Total Networking Platforms 846.6 79.2 664.6 76.6 Platform Software and Services 78.9 7.4 63.5 7.3 Blue Planet Automation Software and Services 13.1 1.3 17.3 2.0 Global Services Maintenance Support and Training 72.9 6.8 72.8 8.4 Installation and Deployment 46.8 4.4 38.7 4.4 Consulting and Network Design 9.6 0.9 11.1 1.3 Total Global Services 129.3 12.1 122.6 14.1 Total $1,067.9 100.0 $868.0 100.0 * A reconciliation of these non-GAAP measures to GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue

16© Ciena Corporation 2023. All rights reserved. Proprietary information. Continued revenue strength derived from non-telco customers

17© Ciena Corporation 2023. All rights reserved. Proprietary information. Revenue by geographic region 15% 12% 15% 14% 14% 15% 71% 74% 72% 70% 15% 13% 16% 14% 70%

18© Ciena Corporation 2023. All rights reserved. Proprietary information. Q3 FY 2023 appendix

19© Ciena Corporation 2023. All rights reserved. Proprietary information. Q3 FY 2023 Q2 FY 2023 Q1 FY 2023 Q4 FY 2022 Q3 FY 2022 GAAP gross profit $448,941 $487,683 $455,946 $433,597 $340,779 Share-based compensation-products 1,118 1,155 1,051 907 1,002 Share-based compensation-services 2,687 2,659 2,297 2,066 1,940 Amortization of intangible assets 3,187 3,431 2,883 2,005 3,140 Total adjustments related to gross profit 6,992 7,245 6,231 4,978 6,082 Adjusted (non-GAAP) gross profit $455,933 $494,928 $462,177 $438,575 $346,861 Adjusted (non-GAAP) gross profit percentage 42.7% 43.7% 43.7% 45.2% 40.0 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022	Q3 FY 2022
GAAP operating expense	$370,727	$384,870	$370,730	$356,329	$313,672
Share-based compensation-research and development	10,954	10,731	9,234	8,507	8,233
Share-based compensation-sales and marketing	8,770	8,755	8,424	8,084	8,075
Share-based compensation-general and administrative	9,377	8,468	9,468	7,610	7,579
Significant asset impairments and restructuring costs	4,174	8,153	4,298	13,621	7,692
Amortization of intangible assets	9,487	9,845	7,441	5,754	8,919
Acquisition and integration costs	59	857	2,558	—	35
Total adjustments related to operating expense	42,821	46,809	41,423	43,576	40,533
Adjusted (non-GAAP) operating expense	**$327,906**	**$338,061**	**$329,307**	**$312,753**	**$273,139**

Income from Operations Reconciliation
(Amounts in thousands)

	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022	Q3 FY 2022
GAAP income from operations	$78,214	$102,813	$85,216	$77,268	$27,107
Total adjustments related to gross profit	6,992	7,245	6,231	4,978	6,082
Total adjustments related to operating expense	42,821	46,809	41,423	43,576	40,533
Total adjustments related to income from operations	49,813	54,054	47,654	48,554	46,615
Adjusted (non-GAAP) income from operations	**$128,027**	**$156,867**	**$132,870**	**$125,822**	**$73,722**
Adjusted (non-GAAP) operating margin percentage	**12.0 %**	**13.8 %**	**12.6 %**	**13.0 %**	**8.5 %**

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Net Income Reconciliation
(Amounts in thousands)

	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022	Q3 FY 2022
GAAP net income	$29,733	$57,654	$76,241	$57,645	$10,512
Exclude GAAP provision for income taxes	34,608	29,821	25,078	7,735	4,319
Income before income taxes	64,341	87,475	101,319	65,380	14,831
Total adjustments related to income from operations	49,813	54,054	47,654	48,554	46,615
(Gain) loss on cost method equity investment	87	—	(26,455)	—	—
Adjusted income before income taxes	114,241	141,529	122,518	113,934	61,446
Non-GAAP tax provision on adjusted income before income taxes	25,133	31,136	26,954	23,015	12,412
Adjusted (non-GAAP) net income	**$89,108**	**$110,393**	**$95,564**	**$90,919**	**$49,034**
Weighted average basic common shares outstanding	149,690	149,616	149,081	148,548	149,862
Weighted average diluted potential common shares outstanding[1]	149,977	150,147	149,551	149,111	150,463

Net Income per Common Share

	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022	Q3 FY 2022
GAAP diluted net income per potential common share	$ 0.20	$ 0.38	$ 0.51	$ 0.39	$ 0.07
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.59**	**$ 0.74**	**$ 0.64**	**$ 0.61**	**$ 0.33**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the third quarter of fiscal 2023 includes 0.3 million shares underlying certain stock option and stock unit awards.

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22© Ciena Corporation 2023. All rights reserved. Proprietary information. Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q3 FY 2023 Q2 FY 2023 Q1 FY 2023 Q4 FY 2022 Q3 FY 2022 Net income (GAAP) $29,733 $57,654 $76,241 $57,645 $10,512 Add: Interest expense 24,060 23,889 15,870 13,775 12,642 Less: Interest and other income, net 10,187 8,551 31,973 1,887 366 Add: Provision for income taxes 34,608 29,821 25,078 7,735 4,319 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 23,310 23,695 22,208 27,642 22,250 Add: Amortization of intangible assets 12,674 13,275 10,325 7,759 12,059 EBITDA $114,198 $139,783 $117,749 $112,669 $61,416 Add: Share-based compensation cost 32,906 31,768 30,474 27,174 26,857 Add: Significant asset impairments and restructuring costs 4,174 8,153 4,298 13,621 7,692 Add: Acquisition and integration costs 59 857 2,558 — 35 Adjusted EBITDA $151,337 $180,561 $155,079 $153,464 $96,000 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)